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                                                                   Exhibit 10.11

                     DATABASE AND SOFTWARE LICENSE AGREEMENT



         AGREEMENT, entered into effective as of July 15, 1999, by and between MTV Networks ("Licensee"), a division of Viacom International Inc., a Delaware corporation ("Viacom") and MTVN Online L.P., a Delaware limited partnership (the "Licensor").

         WHEREAS, the parties hereto have entered into an Organization Agreement of even date herewith with Liberty Media Corporation ("Liberty"), TCI Music, Inc. ("TCI Music"), MTVN Online Partner I LLC, MTVN Online, Inc., Imagine Radio, Inc. ("Imagine"), SonicNet, Inc. ("SonicNet"), The Box Worldwide, Inc. ("Box"), and VJN LPTV Corp. (the "Organization Agreement"); and

         WHEREAS, in connection with the Organization Agreement the parties desire that the Licensor provide a database and related materials to Licensee upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

         "Affiliate" shall have the meaning set forth in the Organization Agreement.

         "Business" shall have the meaning set forth in the Partnership
Agreement.

         "Business Day" shall have the meaning set forth in the Partnership Agreement.

         "Control" shall have the meaning set forth in the Organization
Agreement.

         "Partnership Agreement" shall mean the Agreement of Limited Partnership of even date herewith among VLLC, Imagine, SonicNet and Box.

         "Person" shall have the meaning set forth in the Organization
Agreement.

         "Reorganization" shall have the meaning set forth in the Parent Agreement and Guaranty of even date herewith among TCI Music, Licensee, Liberty, Box, SonicNet and Licensor.

2.       Grant of License.

         (a) Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a fully-paid, royalty-free, non-exclusive right and license (the "License") for the duration of the Term (as hereinafter defined) to use the following


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         databases (the "Databases"), software and informational materials, including without limitation any additions, revisions and modifications made thereto by Licensor and Licensee during the Term (collectively, the "Licensed Materials"):

                  (i) Licensor's music database, including all information collected on the music industry, including without limitation, titles, artists, composers, concerts, record labels, etc.

                  (ii)  Licensor's digitized music database; and

                  (iii) Licensor's customer database and related customer data and demographic information compiled by Licensor; provided, however, that the grant hereof shall not include any such customer data to the extent such grant would violate the terms of any consent granted by the applicable end user, or any applicable privacy regulations; and provided further that Licensee shall not be entitled to sell, barter, or otherwise transfer to a third party (other than Affiliates of Licensee) such customer information.

         The Licensed Materials shall not include any materials to the extent that inclusion thereof would violate any license agreement from a third-party hereafter entered into by Licensor; provided, however, that Licensor shall use its commercially reasonable best efforts to avoid any such restriction in connection with data or software that it acquires.

         (b) Permitted Use. The Licensed Materials may only be used by Licensee for purposes of conducting Licensee's business, and Licensee shall have the right in its sole discretion to sublicense the Licensed Materials to any person who at the time of the grant of such sublicense is an Affiliate of Licensee, for use by such sublicensee in connection with the operation of their respective businesses. Nothing in the License is intended to permit Licensee or its Affiliates to use the Licensed Materials for the operation of a business in competition with the Business as of the date of this Agreement.

         (c) Delivery. The Licensed Materials shall be made available to Licensee at such times and in such format as Licensee may reasonably request. Licensor shall use its commercially reasonable best efforts to keep the Licensed Materials current and accurate in all material respects during the Term. Licensee shall have the right to make changes, modifications, additions and deletions to the Licensed Materials subject to any third party license rights. If Licensee makes any additions, revisions or modifications to the Licensed Materials, it shall upon request by Licensor, make such additions, revisions or modifications available to Licensor for its use mutatis mutandis in accordance with the same terms and conditions as are provided herein.

         (d) Third Party Requirements. To the extent any of the Licensed Materials are provided to Licensor through any agreement with a third party, Licensor shall furnish Licensee with a copy of such agreement and Licensee agrees to comply with the terms thereof. Licensee further agrees to comply with any reasonable restrictions on the use of the Licensed Materials established by Licensor.


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3.       Term; Termination.

         (a) Term. The Term of this Agreement shall commence on the date hereof, and unless earlier terminated pursuant to subsection (b) hereof, terminate on the earlier of (i) the fiftieth anniversary of the date hereof or (ii) the fifth anniversary of the first date that Licensee and its Affiliates own, in the aggregate, less than twenty-five percent (25%) of the equity interests in the Partnership.

         (b)      Termination.

                  (i) Automatic Termination. This Agreement shall terminate automatically in the event of any insolvency of Licensee, or upon the appointment of any receiver, administrator, liquidator, or trustee to take possession of the properties of Licensee or upon the winding-up of Licensee, by a Governmental Entity (as defined in the Organization Agreement).

                  (ii) Partial Termination. In the event that (i) any of the Licensed Materials are determined to infringe any third party owned patent, copyright or other intellectual property right, or (ii) Licensor reasonably determines that the use or continued use of any of the Licensed Materials is not legally permissible, including but not limited to by reason of conflicts with third party rights in any Database, Licensor shall have the right to terminate this Agreement as to any such Licensed Materials to the extent of such determination upon notice to Licensee.

                  (iii) Termination for Breach. Licensor shall have the right to terminate this Agreement, upon thirty days notice to Licensee, in the event (a) of the breach of any material provision hereof by Licensee which has remained uncured for thirty (30) days following notice of such breach from Licensor or (b) the Business is completely discontinued.

         (c)      Effect of Termination.

                  (i) Immediate Termination. Upon expiration or termination of this Agreement for any reason, Licensee's right to use the Databases will terminate immediately, and this Agreement shall cease except that all obligations of the parties under this Agreement which accrue or are due with respect to periods prior to, or as of, such termination or expiration, and all obligations which expressly survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                  (ii) Use of Licensed Materials. Upon expiration or termination of this Agreement for any reason, Licensee shall discontinue immediately all use of the Licensed Materials, cooperate with Licensor and any of its appointed agents to inform the appropriate authorities of such termination and destroy all materials that contain, refer to or relate to the Licensed Materials, whether provided to
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                  Licensee by Licensor or created or developed by Licensee or by any third party. All rights in the Licensed Materials shall remain the property of Licensor upon expiration or termination.

4. Non-exclusivity. Nothing in this Agreement is intended to prevent Licensor from entering into license agreements with others with respect to all or any part of the Licensed Materials, consistent with subsection 2 (a) above.

5. Limited Warranty. Licensor hereby represents and warrants to Licensee as to Licensed Materials created after the date hereof ("New Licensed Materials") that the New Licensed Materials as furnished to Licensee, shall be in the same form and content as used by Licensor in the Business, and that to its knowledge: (a) it owns or otherwise has the right to use the New Licensed Materials; (b) it has the right and power to grant the License to Licensee as provided herein; (c) the grant of the License to Licensee as provided herein does not require the consent of any third party; and (d) the New Licensed Materials and their use as contemplated by this Agreement do not infringe or violate any patent, copyright, other intellectual property right, right of publicity, right of privacy or contract right of any third party. EXCEPT AS EXPRESSLY PROVIDED IN THE FOREGOING SENTENCE, LICENSOR MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE LICENSED MATERIALS. LICENSOR MAKES NO REPRESENTATIONS AS TO THE QUANTITY OF NEW LICENSE MATERIALS THAT WILL BE GENERATED OR AS TO THE FUNCTIONALITY, ACCURACY, OR COMMERCIAL VALUE (IF ANY) THEREOF. LICENSOR HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE HEREUNDER FOR ANY CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES.

6. Ownership of Licensed Materials. All Licensed Materials, including any copies, translations or compilations of all or any part thereof, and any revisions, modifications or additions thereto made by Licensor or Licensee, are and shall remain the sole exclusive property of Licensor, except for any revisions, modifications or additions thereto which were made solely by Licensee, which shall be owned by Licensee, but with respect to which Licensor shall hereby be granted a non-exclusive, non-transferable license to use for the Term of this Agreement mutatis mutandis in accordance with the terms and conditions set forth herein. Licensee shall not seek, apply for, or assert rights in, registrations for patents, copyrights, or the like covering the New Licensed Materials.

7.  Miscellaneous.

         (a) Headings. The headings of the sections and other subdivisions of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of this Agreement.

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         (b) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to any of its conflicts of law provisions.

         (c) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

         (d) Amendments. This Agreement may be modified or amended only by a written amendment signed by each party hereto.

         (e) Counterparts. This Agreement may be executed in one or more counterparts (and all signatures need not be on any one such counterpart), with all such counterparts together constituting one and the same instrument.

         (f) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreement and understandings, whether written or oral, with respect to the subject matter hereof, including the Memorandum of Understanding dated May 19, 1999 among Viacom, Liberty, and TCI Music.

         (g) No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         (h) Consents and Approvals; Waivers; Remedies. All consents and approvals which may be given under this Agreement shall, as a condition of their effectiveness, be in writing. The granting by a party hereto of any consent to or approval of any act requiring consent or approval under the terms of this Agreement, or the failure on the part of a party to object to any such action taken without the required consent or approval, shall not be deemed a waiver by the party whose consent was required of its right to require such consent or approval for any other act. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party or parties entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted and only in the specific instance and for the specific purpose for which given. Except as otherwise provided herein, no failure or delay of any party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.


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         (i) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto. In connection with the Reorganization, the Licensor shall assign all of its rights and obligations hereunder to the corporate successor to all or substantially all of the Licensor's assets pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Licensee and such corporate successor shall accept and assume the same. Upon such assignment and assumption, the Licensor shall be released from all its obligations hereunder.

         (j) Limitation on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give any Person (other than the parties hereto and their permitted successors and assigns) any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.

         (k) Notices. Except as expressly provided herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by facsimile copier of the sending party, as follows:

                  If to Licensee:

                           MTV Networks
                           1515 Broadway
                           New York, New York  10036
                           Telecopier No.: 212-258-8352
                           Attention: General Counsel

                  with a copy to:

                           Viacom International Inc.
                           1515 Broadway
                           New York, New York 10036
                           Telecopier No.: 212-258-6069
                           Attention: General Counsel

                  If to the Licensor:

                           MTVN Online, L.P.
                           1515 Broadway
                           New York, New York 10036
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                           Telecopier No.:212-846-1735
                           Attention: Mr. Fred Seibert

         or to such other address or attention of such other Person as any party shall advise the other parties in writing. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by fax (confirmation received) unless delivered on a day which is not a Business Day or after 5:00 p.m., local time, at the place of receipt, in which case such notice shall be deemed to have been given on the next succeeding Business Day or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.


                       MTV NETWORKS, a division of
                       Viacom International, Inc.


                       By: /s/ David W. Sussman
                           ----------------------------------------
                           Name:  David W. Sussman
                           Title: Sr. Vice President, General Counsel
                                  and Assistant Secretary


                       MTVN ONLINE L.P.

                       By:  MTVN Online Partner I LLC, its General Partner


                       By: /s/ David W. Sussman
                           ----------------------------------------
                           Name:  David W. Sussman
                           Title: Sr. Vice President, General Counsel and Assistant Secretary